CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Statement of Comprehensive Income [Abstract]
Net income	$ 353,851	$ 315,293	$ 66,918
Other comprehensive (loss) income:
Foreign currency translation adjustments, before and after tax	(36,373)	(746)	(5,803)
Changes in fair values of interest rate swap agreements, before and after tax	0	0	61
Unrealized losses on investment securities, before and after tax	0	(1,150)	0
Other comprehensive loss	(36,373)	(1,896)	(5,742)
Total comprehensive income	317,478	313,397	61,176
Comprehensive loss attributable to noncontrolling interests	9,693	31,763	111,896
Comprehensive income attributable to Melco Resorts & Entertainment Limited	$ 327,171	$ 345,160	$ 173,072